Exhibit 10

Section 906 Certifications

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of OAO Tatneft (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2002 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2003		/s/ SHAFAGAT F. TAKHAUTDINOV
	Name:	Shafagat F. Takhautdinov
	Title:	General Director

Dated: June 30, 2003		/s/ VLADIMIR P. LAVUSHCHENKO
	Name:	Vladimir P. Lavushchenko
	Title:	Deputy General Director for Economics

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code) and is not being filed as a part of the Annual Report on Form 20-F or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to OAO Tatneft and will be retained by OAO Tatneft and furnished to the Securities and Exchange Commission or its staff upon request.